                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 17, 1999
                        (Date of earliest event reported)


                               CENTEX CORPORATION
             (Exact name of Registrant as specified in its charter)

        Nevada                           1-6776                   75-0778259
(State of Incorporation)          (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)

       2728 N. Harwood Street
            Dallas, Texas                                           75201
(Address of principal executive offices)                          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 981-5000

Item 5.  Other Events.

         Reference is hereby made to the Registrant's Registration Statements on Form S-3 (File Nos. 33-61223 and 333-65217), filed with the Securities and Exchange Commission (the "Commission") on July 21, 1995 and October 1, 1998, respectively, and declared effective thereby on August 3, 1995 and October 8, 1998, respectively (collectively, the "Series A Registration Statements"), pursuant to which the Registrant registered $200,000,000 aggregate principal amount of its senior and subordinated debt securities, various series, for offer and sale in accordance with applicable provisions of the Securities Act of 1933, as amended.

         On October 21, 1998, the Registrant commenced its $200,000,000 Senior Medium-Term Note Program, Series A, which was amended on November 24, 1998 to allow the Registrant to offer $125,000,000 (the balance of the program) aggregate principal amount of senior and/or subordinated fixed and floating rate Medium-Term Notes, Series A, covered by the Series A Registration Statements. Of the original $200,000,000 Medium-Term Program, Series A, $192,000,000 aggregate principal amount of notes have been issued.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-72893), filed with the Commission on February 24, 1999 and declared effective thereby on August 9, 1999 (the "Series B Registration Statement"), pursuant to which the Registrant registered $250,000,000 aggregate principal amount of its senior and subordinated debt securities, various series, for offer and sale in accordance with applicable provisions of the Securities Act of 1933, as amended.

         On August 17, 1999, the Registrant entered into a Distribution Agreement (the "Distribution Agreement") with Banc One Capital Markets, Inc., Banc of America Securities LLC, Chase Securities Inc., Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated and Warburg Dillon Read LLC (collectively, the "Agents"), in connection with the proposed public offering by the Agents of $250,000,000 aggregate principal amount of senior and/or subordinated fixed and floating rate Medium-Term Notes, Series B (the "Debt Securities"), covered by the Series B Registration Statement. The Distribution Agreement in the form in which it was executed is filed herewith as
Exhibit 1.1.

         The Registrant has previously entered into an Indenture dated as of October 1, 1998 (the "Senior Indenture"), with Chase Bank of Texas, National Association, as trustee (the "Trustee"), with respect to the senior debt securities (the "Senior Debt Securities"). A copy of the Senior Indenture in the form in which it was executed was filed as Exhibit 4.1 to the Registrant's Form 8-K (Date of Event: October 21, 1998) filed October 30, 1998, and is incorporated herein by reference.

         Pursuant to the Senior Indenture, the Registrant and the Trustee entered into an Indenture Supplement No. 2 dated as of August 1, 1999 (the "Senior Indenture Supplement"), providing for the issuance of the Senior Debt Securities. A copy of the Senior Indenture Supplement in the form in which it was executed is filed herewith as Exhibit 4.2.

         The Registrant has previously entered into an Indenture dated March 12, 1987 (the "Subordinated Indenture"), with the Trustee, formerly Texas Commerce Bank National Association, with respect to the subordinated debt securities of the Registrant (the "Subordinated Debt Securities"). A copy of the Subordinated Indenture in the form in which it was executed was filed as Exhibit 4.5 to the Series B Registration Statement, and is incorporated herein by reference.

         Pursuant to the Subordinated Indenture, the Registrant and the Trustee entered into an Indenture Supplement No. 5 dated as of August 1, 1999 (the "Subordinated Indenture Supplement"), providing for the issuance of the Subordinated Debt Securities. A copy of the Subordinated Indenture Supplement in the form in which it was executed is filed herewith as Exhibit 4.4.

         Pursuant to the Distribution Agreement, on August 19, 1999, the Registrant agreed to sell $150,000,000 aggregate principal amount of the Registrant's Medium-Term Notes, Series B, due August 25, 2000, which bear interest at a floating rate based on the London Interbank Offered Rate (the "$150,000,000 Notes"). The $150,000,000 Notes, which were placed by Banc One Capital Markets Inc., were issued on August 25, 1999. The net proceeds to the Registrant from the sale of the $150,000,000 Notes were $149,775,000.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

      Exhibit No. Description
      ----------- -----------

         1.1 Distribution Agreement dated August 17, 1999, between Centex Corporation and Banc One Capital Markets, Inc., Banc of America Securities LLC, Chase Securities Inc., Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated and Warburg Dillon Read LLC.

         4.1 Indenture dated October 1, 1998 between Centex Corporation and Chase Bank of Texas, National Association (filed as Exhibit
                  4.1 to the Registrant's Form 8-K dated October 21, 1998 and incorporated herein by reference)

         4.2 Indenture Supplement No. 2 dated as of August 1, 1999 with respect to the Senior Debt Securities, between Centex Corporation and Chase Bank of Texas, National Association.

         4.3 Indenture dated March 12, 1987 between Centex Corporation and Chase Bank of Texas, National Association (formerly, Texas Commerce Bank National Association) (filed as Exhibit 4.5 to the Registrant's Registration Statement on Form S-3 (SEC File No. 333-65217) and incorporated herein by reference)

         4.4 Indenture Supplement No. 5 dated as of August 1, 1999 with respect to the Subordinated Debt Securities, between Centex Corporation and Chase Bank of Texas, National Association (formerly, Texas Commerce Bank National Association)

         12.1     Computation of Ratio of Earnings to Fixed Charges

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                           CENTEX CORPORATION



August 24, 1999            By: /s/ Raymond G. Smerge
                               -------------------------------------------------
                               Raymond G. Smerge
                               Executive Vice President, Chief Legal Officer and Secretary

                                INDEX TO EXHIBITS

      Exhibit No. Description
      ----------- -----------
         1.1      Distribution Agreement dated August 17, 1999, between Centex
                  Corporation and Banc One Capital Markets, Inc., Banc of
                  America Securities LLC, Chase Securities Inc., Credit Suisse
                  First Boston Corporation, Morgan Stanley & Co. Incorporated
                  and Warburg Dillon Read LLC.

         4.1      Indenture dated October 1, 1998 between Centex Corporation and
                  Chase Bank of Texas, National Association (filed as Exhibit
                  4.1 to the Registrant's Form 8-K dated October 21, 1998 and incorporated herein by reference)

         4.2 Indenture Supplement No. 2 dated as of August 1, 1999 with respect to the Senior Debt Securities, between Centex
                  Corporation and Chase Bank of Texas, National Association.

         4.3      Indenture dated March 12, 1987 between Centex Corporation and
                  Chase Bank of Texas, National Association (formerly, Texas
                  Commerce Bank National Association) (filed as Exhibit 4.5 to the Registrant's Registration Statement on Form S-3 (SEC File
                  No. 333-65217) and incorporated herein by reference)

         4.4 Indenture Supplement No. 5 dated as of August 1, 1999 with respect to the Subordinated Debt Securities, between Centex
                  Corporation and Chase Bank of Texas, National Association
                  (formerly, Texas Commerce Bank National Association)

         12.1     Computation of Ratio of Earnings to Fixed Charges